Exhibit 99.2

                             STILWELL FINANCIAL INC.

            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                  (Dollars in Millions, Except Per Share Data)

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                                                                          March 31,
                                                      ---------------------------------------------
                                                      Historical      Pro Forma           Pro Forma
                                                         2001        Adjustments             2001
                                                      ----------     -----------          ---------
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ASSETS
Current assets:

     Cash and cash equivalents......................    $     335.4    $   68.5   (a)       $   403.9
     Accounts receivable............................          164.9                             164.9
     Investments in advised funds...................           25.8                              25.8
     Other current assets...........................           65.8                              65.8
                                                        -----------    ---------            ---------
          Total current assets......................          591.9        68.5                 660.4

Investments held for operating purposes.............          423.9                             423.9
Property and equipment, net.........................          129.8                             129.8
Intangibles and other assets, net...................          617.0       728.9   (b)(c)      1,345.9
                                                        -----------    ---------            ---------

             Total assets...........................    $   1,762.6    $  797.4             $ 2,560.0
                                                        ===========    =========            =========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts and wages payable.....................    $      24.4    $      --            $    24.4
     Accrued compensation and benefits..............           54.5                              54.5
     Income taxes payable...........................           27.6                              27.6
     Accrued liability to third party administrators.          25.3                              25.3
     Distributions payable to minority interest......          40.6                              40.6
     Other accrued liabilities......................           39.2                              39.2
                                                        -----------    ---------            ---------
          Total current liabilities.................          211.6           --                211.6

Other liabilities:
     Long-term debt..................................         100.0       690.0   (d)           790.0
     Deferred income taxes..........................          261.6       114.5   (b)           376.1
     Other liabilities..............................           33.5                              33.5
                                                        -----------    ---------            ---------
          Total liabilities.........................          606.7       804.5               1,411.2
                                                        -----------    ---------            ---------


Minority interest in consolidated subsidiaries......           33.8        (7.1)  (b)            26.7
                                                        -----------    --------             ---------

STOCKHOLDERS' EQUITY
Preferred stock ($1.00 par, 10,000,000 shares
    authorized, none issued).........................
Common stock ($0.01 par, 1,000,000,000 shares
    authorized, 224,790,650 shares issued and
    219,155,197 shares outstanding)..................           2.2                               2.2
Retained earnings                                           1,071.7                           1,071.7
Accumulated other comprehensive income..............           48.2                              48.2
                                                        -----------    ---------            ---------
          Total stockholders' equity................        1,122.1           --              1,122.1
                                                        -----------    ---------            ---------

          Total liabilities and stockholders' equity    $   1,762.6    $  797.4             $ 2,560.0
                                                        ===========    =========            =========

  See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

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